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                                                                    EXHIBIT 10.3


                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT entered into this 23rd day of September, 1998, by and between CAFE ODYSSEY, INC., a Minnesota corporation, having its principal office at 4801 West 81st Street, Suite 112, Bloomington, Minnesota 55437 ("Debtor") and THE PROVIDENT BANK, an Ohio banking corporation, having its principal office at One East Fourth Street, Cincinnati, Ohio 45202 ("Secured Party").

         1.       Granting Clause.

         To secure the Obligations (as defined in Section 2 hereof), Debtor hereby grants to Secured Party a security interest in all of the property described in Exhibit A attached hereto and incorporated herein by reference, including all increases, substitutions, replacements, additions and accessions thereto and therefor and all cash and noncash proceeds from the sale, exchange, collection or other disposition thereof (such property is hereinafter referred to as the "Collateral").

         2.       Obligations Secured Hereby.

         The security interest in the Collateral granted hereby secures and covers (a)the payment of Debtor's revolving promissory note to Secured Party in the principal amount of Three Million and 00/100 Dollars ($3,000,000.00) dated of even date herewith (the "Note"), (b) the performance by Debtor of its agreements, obligations, liabilities and duties under that certain Open-End Leasehold Mortgage, Security Agreement and Assignment of Leases, Rents, Income and Proceeds dated of even date herewith ("Mortgage") and this Agreement, (c) all of Debtor's other debts, obligations or liabilities of whatever nature to Secured party, due or to become due, direct or indirect, absolute or contingent, whether now existing or hereafter arising and (d) all costs incurred by Secured Party to obtain, perfect, preserve and enforce the security interest granted by this Agreement, to collect the obligations secured hereby and to maintain and preserve the Collateral, with such costs including but not limited to expenditures made by Secured Party for taxes, assessments, insurance premiums, repairs, reasonable attorneys' fees and other legal expenses, storage costs, rents and expenses of collection, possession and sale of the Collateral, together with interest on all such costs at the highest rate of interest provided for in the Note (the foregoing items in subsections (a), (b), (c) and (d) are collectively referred to herein as the "Obligations").

         3.       Debtor's Representations, Warranties and Covenants.

                  (a)  Collateral. Debtor hereby represents and warrants that
(i) except for the security interest granted hereby, Debtor is, or to the extent that this Agreement provides that the Collateral is to be acquired after the date hereof will be, the owner of the Collateral free and clear of all liens, pledges, security interests or other encumbrances of any nature whatsoever; and
(ii) upon execution of this Security Agreement and recording of applicable



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         financing statements, the security interest granted hereby will be the first, best and only security interest in the Collateral.

                  (b) Enforceability. Debtor represents and warrants that the execution and performance of this Security Agreement has been duly authorized by all appropriate action of Debtor and this Security Agreement has been duly executed by Debtor, delivered to Secured Party and constitute legal, valid and binding obligations of Debtor, enforceable against it in accordance with their respective terms, subject to applicable bankruptcy laws. Neither the execution or delivery by Debtor of this Security Agreement nor the consummation by Debtor of the transactions contemplated hereby nor compliance by Debtor with the provisions hereof, conflicts with or results in a breach of any of the provisions of the Articles of Incorporation or Code of Regulations of Debtor or of the provisions of any other agreement, instrument or understanding to which it is a party or by which it or any of its assets or properties are bound.

                  (c) Protection of Collateral. (i) Debtor will keep the Collateral free from any lien, security interest or other encumbrance adverse to the security interest granted hereby and in good order and repair and will not waste or destroy the Collateral or any part thereof; (ii) Debtor will not use the Collateral in violation of any statute, ordinance or regulation; (iii) Secured Party may examine and inspect the Collateral at any time, wherever located; (iv) Debtor will at any time and from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments and will take such other action, as the Secured Party reasonably requests and reasonably deems necessary or advisable to (a) grant Secured Party a security interest in all or any portion of the Collateral, (b) maintain or preserve the lien of this Agreement to carry out more effectively the purpose hereof, (c) perfect, publish notice of or protect the validity of or of any grant made or to be made by this Agreement, (d) enforce this Agreement, or (e) preserve and defend the Collateral and the rights of the Secured Party therein against the claims and demands of all persons and entities claiming the same or any interest therein.

                  (d) Performance of Obligations. Debtor will punctually perform and observe all of the Obligations.

                  (e) Maintenance and Inspection of Records. Debtor will maintain accurate and complete records in respect of the Collateral and shall at all reasonable times allow Secured Party by any officer, employee or agent to examine, audit or inspect (including making extracts from) such records and to arrange for verification of the Collateral. Debtor also agrees to furnish such information or reports relating to the Collateral as Secured Party may from time to time reasonably request.



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                  (f)      Insurance and Taxes.

                           (i) Insurance of Collateral. Debtor agrees to
                  maintain insurance at all times with respect to the Collateral against such risks and in such amounts as are reasonably satisfactory to Secured Party and to deliver to Secured Party, upon Secured Party's request, all such policies of insurance. Such insurance policies shall comply with the requirements of the Mortgage and contain such terms, be in such form, for such periods and be written by such companies as are reasonably satisfactory to Secured Party and shall be payable to Secured Party and Debtor as their interests may appear. All policies of insurance shall provide for not less than Thirty (30) days written notice to Secured Party prior to any cancellation of such policies. Debtor hereby makes, constitutes and appoints Secured Party as its true and lawful attorney-in-fact for it and in its name and place for the purpose of obtaining, adjusting, settling and canceling such policies of insurance and endorsing any drafts in respect thereof. The rights, powers and authority of Secured Party herein granted shall commence and be in effect on the date of this Agreement and shall remain in full force and effect thereafter until the Obligations have been paid and performed in full. If Debtor fails to maintain such insurance, Secured Party may, at its option, maintain such insurance and all premiums so paid by Secured Party will be payable upon Secured Party's demand and until paid by Debtor will accrue interest at the highest rate of interest provided for in the Note.

                           (ii) Payment of Taxes and Assessments. Debtor agrees
                  to promptly pay when due all taxes and assessments imposed on or with respect to all the Collateral. If such taxes and assessments are not paid when due, the Secured Party may do so for Debtor's account and all expenditures so paid by Secured Party will be added to the principal balance of the Note, will be payable upon Secured Party's demand and until paid by Debtor will accrue interest at the highest rate of interest provided for in the Note.

                  (g) Location of Collateral. Debtor covenants that the Collateral will be kept at all times at Debtor's location set forth on the first page hereof (the "Premises") and that the Collateral will not be removed, in whole or in part, from such premises without the prior written consent of Secured Party or unless a UCC Financing Statement has been filed in the appropriate jurisdiction for the location of such Collateral; provided, however, as contemplated by and provided for in
         Section 1 hereof, Secured Party agrees that Debtor may, at any time and from time to time, substitute or replace the Collateral ("Substituted or Replaced Collateral") with Collateral of equal or greater value and that Debtor may, in connection with each such substitution or replacement, remove the Substituted or Replaced Collateral from such premises.



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                  (h) Survival of Representations and Warranties. All
         representations and warranties made by Debtor in this Security Agreement shall survive the execution and delivery of this instrument until such time as the Note and all other Obligations shall have been paid or otherwise satisfied in full.

         4.       Debtor's Rights with Respect to Collateral.

         Unless and until the occurrence of an Event of Default, Debtor shall have the right to utilize the Collateral in the ordinary course of its business and to substitute or replace the Collateral in accord with Section 3(g) hereof, but shall not have the right to sell, lease or otherwise dispose of or transfer the Collateral or any interest therein without the prior written consent of Secured Party; provided, however, so long as an Event of Default shall not have occurred and be continuing, any portion of the Collateral which constitutes inventory or accounts receivable may be sold or transferred in the ordinary course of business consistent with the past business practices of Debtor.

         5.       Events of Default and Remedies.

                  (a) Events of Default. The occurrence of any one or more of the following events (herein sometimes called a "default") shall constitute an "Event of Default," provided that there has been satisfied any requirement in connection with such event for the giving of notice or the lapse of time, or the happening of any further condition, event or act, it being agreed that time is of the essence hereof:

                           (i) if any payment of principal, interest or other
                  sum on the Note or any sum under this Security Agreement is not paid within Ten (10) days after the same shall be due and payable;

                           (ii) if there shall be a default in the due and
                  punctual observance or performance of any other agreement or covenant of the Note or this Security Agreement and said default shall continue for a period of Thirty (30) days after written notice specifying such default shall have been given to Debtor by Secured Party;

                           (iii) if any representation or warranty of Debtor
                  made in this Security Agreement or in any certificate or other writing delivered pursuant hereto shall prove to be incorrect in any material respect as of the time when the same shall have been made;

                           (iv) if the validity or enforceability of this
                  Security Agreement or the security interest in the Collateral granted hereby shall be impaired in any respect and



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                  to any degree, or if any lien, charge, security interest,
                  mortgage, pledge or other encumbrance shall be created or imposed upon the Collateral or any part thereof and said default shall continue for a period of Thirty (30) days after written notice specifying such default shall have been given to Debtor by Secured Party;

                           (v) if any default shall continue, after the expiration of any applicable cure period, in the due and punctual performance or observance of any of the terms, provisions, conditions, duties or obligations contained in (a) the Mortgage of even date between Debtor and Secured Party covering the real property upon which the Collateral is situated, or (b) any other note, deed of trust, security agreement, collateral assignment of lease or leases or similar instrument to which Debtor is a party or by which it or any of its properties are bound such that the indebtedness evidenced or secured due and payable prior to the date otherwise become due and payable;

                           (vi) if the Collateral or any material portion of it shall be abandoned by Debtor;

                           (vii) if Debtor shall file a petition in voluntary bankruptcy under any chapter of the Federal Bankruptcy Act or any similar law, state or federal, now or hereafter in effect;

                           (viii) if Debtor shall file an answer admitting insolvency or inability to pay its debts;

                           (ix) if within Ninety (90) days after the filing against Debtor of any involuntary proceedings under such Bankruptcy Act or similar law, such proceedings shall not have been vacated or stayed;

                           (x) if Debtor shall be adjudicated a bankrupt, or a trustee or receiver shall be appointed for the Debtor or for all or the major part of Debtor's property or the Collateral, in any involuntary proceeding, or any court shall have taken jurisdiction of all of the major part of the Debtor's property of the Collateral in any involuntary proceeding for the reorganization, dissolution, liquidation or winding up of the Debtor, and such trustee or receiver shall not be discharged or such jurisdiction relinquished or vacated or stayed on appeal or otherwise stayed within Ninety (90) days; or

                           (xi) if Debtor shall make an assignment for the benefit of creditors or shall admit in writing its inability to pay its debts generally as they become due or shall



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                  consent to the appointment of a receiver or trustee or
                  liquidator of all of the major part of its property, or the Collateral.

                  (b) Rights and Remedies upon Default. If any Event of Default under the Mortgage or herein shall have occurred and be continuing, Secured Party may, by notice of default given to Debtor, (i) declare the Note to be forthwith due and payable, whereupon the principal amount of the Note, together with accrued interest thereon, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Note contrary notwithstanding; and/or (ii) proceed to protect and enforce its rights under this Agreement by suit in equity, action at law or any other appropriate proceeding and Secured Party shall have, without limitation, all of the rights and remedies provided by applicable law, including, without limitation, the rights and remedies of a secured party under the Uniform Commercial Code of the state governing disposition of the Collateral. Debtor shall be liable for any deficiency remaining after the collection of the Collateral and application of the proceeds to the Obligations to the fullest extent permitted by applicable law.

                  (c) Power of Attorney with Respect to the Collateral. Secured Party shall have the right upon the occurrence of an Event of Default with respect to the payment of the Obligations, whether as scheduled, by acceleration, or otherwise, to notify account debtors of its security interest in the Accounts and to require payments to be made directly to Secured Party at such address or in such manner as Secured Party may deem appropriate. Upon request of Secured Party at any time, Borrowers will so notify the account debtors and will indicate on all billings to the account debtors that the Accounts are payable to Secured Party. To facilitate direct collection, Debtor hereby appoints Secured Party and any officer or employee of Secured Party, as the agent to (i) receive, open and dispose of all mail addressed to Debtor and take therefrom any payments on or proceeds of other arrangements, in which Debtor shall cooperate, to receive Debtor's mail, including notifying the post office authorities to change the address for delivery of mail addressed to Debtor to such address as Secured Party shall designate, (ii) endorse the name of Debtor in favor of Secured Party upon any and all checks, drafts, money orders, notes, acceptances or other evidences or payment or Collateral that may come into Secured Party's possession, (iii) sign and endorse the name of Debtor on any invoice or bill of lading relating to any of the Accounts, on verifications of Accounts sent to any Debtor, to drafts against account debtors, to assignments of Accounts and to notices to account debtors, and (iv) do all acts and things necessary to carry out this Agreement, including signing the name of Debtor on any instruments required by law in connection with the transactions contemplated hereby and on financing statements as permitted by the Uniform Commercial Code. Debtor hereby ratifies and approves all acts of such attorneys-in-fact, and neither Secured Party nor any other such attorney-in-fact shall be liable for any acts of commission or omission, or for any error of judgment or mistake of



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          fact or law. This power, being coupled with an interest, is irrevocable so long as any of the Obligations remain unsatisfied.

                  Secured Party shall not, under any circumstances, be liable for any error or omission or delay of any kind occurring in the settlement, collection or payment of any Accounts or any instrument received in payment thereof or for any damage resulting therefrom except for such acts or omissions resulting from Secured Party's gross negligence or willful misconduct. Upon the occurrence of an Event of Default, Secured Party may, without notice to or consent from Debtor, sue upon or otherwise collect, extend the time of payment of, or compromise or settle for cash, credit or otherwise upon any terms, any of the Accounts or any securities, instruments or insurance applicable thereto and/or release the obligor thereon. Secured Party is authorized to accept the return of the goods represented by any of the Accounts without notice to or consent by Debtor, or without discharging or any way affecting the Obligations hereunder.

                  Secured Party shall not be liable for or prejudiced by any loss, depreciation or other damage to Accounts or other Collateral unless caused by Secured Party's gross negligence or willful misconduct, and Secured Party shall have no duty to take any action to preserve or collect any Account or other Collateral.

                  (d) Distribution of Collateral. Upon enforcement of this Agreement following the occurrence of an Event of Default, the proceeds of the Collateral shall be applied as received from time to time by the Secured Party as follows:

                           First: To the payment of all costs and expenses
                  incurred or accrued by the Secured Party (including the fees and expenses of its attorneys, appraisers and agents) in connection with any proceeding commenced to enforce this Security Agreement or in connection with the taking, holding, maintaining, preparing for sale, selling and the like of the Collateral.

                           Second: To the payment of all amounts then due and
                  payable on the Note (first to the payment of delinquency charges, then to the payment of default charges, then to the payment of accrued interest and then to the payment of unpaid principal).

                           Third: To the payment of any surplus to Debtor or any
                  other person or entity legally entitled thereto.

                  (e) Costs and Expenses. Borrower absolutely and unconditionally agrees to pay to Secured Party upon demand by Secured Party all reasonable out-of-pocket costs and expenses which shall be incurred or sustained by Secured Party or any of its directors,



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         officers, employees or agents as a consequence of, on account of, in relation to or any way in connection with the exercise, protection or enforcement (whether or not suit is instituted) any of its rights, remedies, powers or privileges under this Agreement or the Mortgage or Note or in, to or under all or any part of the Collateral or in connection with any litigation, proceeding or dispute in any respect related to this Agreement or the Mortgage or Note (including, but not limited to, all of the reasonable fees and disbursements of consultants, legal advisers, accountants, experts and agents for Secured Party, the reasonable travel and living expenses away from home of employees, consultants, experts or agents of Secured Party, and the reasonable fees of agents, consultants and experts not in the full-time employ of Secured Party for services rendered on behalf of Secured Party).

                  (f) Debtor hereby confirms to Secured Party the continuing and immediate right of set-off of Secured Party with respect to all deposits, balances and other sums credited by or due from Secured Party or any of the offices or branches of Secured Party to Debtor, which right is in addition to any other rights which Secured Party may have under applicable law. Regardless of the adequacy of any Collateral, if any principal, interest or other sum payable by Debtor to Secured Party under the Note or Mortgage is not paid to Secured Party punctually when the same shall first become due and payable (after giving effect to any applicable grace period), or if any Event of Default shall at any time occur, any deposits, balances or other sums credited by or due from Secured Party or any of the offices or branches of Secured Party to Debtor may, without any prior notice of any kind to Debtor or compliance with any other conditions precedent now or hereafter imposed by statute, rule or law or otherwise (all of which are hereby expressly and irrevocably waived by Debtors to the extent permitted by law), be immediately set off, appropriated and applied by Secured Party toward the payment and satisfaction of the Obligations (but not to any other obligations of such Debtor to Secured Party until all of the Obligations have been paid in full) in such order and manner as Secured Party (in its sole and complete discretion) may determine.

         6.       No Waiver; Cumulative Remedies.

         Secured Party shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid unless in writing, signed by the Secured Party, and then only to the extent therein set forth. A waiver by Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Secured Party would otherwise have had on any future occasion. No failure to exercise or any delay in exercising on the part of Secured Party any right, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights and remedies provided by law.



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         7.       Severability of Provisions.

         The provisions of this Security Agreement are severable, and if any clause or provision hereof shall be held invalid or unenforceable in whole or in part, then such invalidity or unenforceability shall attach only to such clause or provision, or part thereof and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision in this Security Agreement in any jurisdiction.

         8.       Amendments; Choice of Law; Binding Effect.

                  (a) None of the terms or provisions of this Security Agreement may be altered, modified or amended except by an instrument in writing, duly executed by each of the parties hereto.

                  (b) This Security Agreement shall be governed by and be construed and interpreted in accordance with the laws of the State of Ohio.

                  (c) This Security Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         9.       Notices.

         All notices and demands hereunder shall be deemed to have been delivered if in writing addressed and provided below and if either (a) actually delivered at said address or (b) in the case of a letter, three (3) business days shall have elapsed after the same shall have been deposited in the United States mail, postage prepaid and registered or certified and addressed in each case as follows: if to Secured Party, to it at its address first above written,
Attention: Kevin Ward; or if to Debtor, to it at its address first above written, Attention: Stephen D. King. Either of the foregoing parties may change its address for notices hereunder by giving notice of such change to the other party in accordance with the provisions of this Section 9.

         10.      Headings.

         The descriptive headings herein used are for convenience only and shall not be deemed to limit or otherwise effect the construction of any provisions hereof.

         11.      Counterpart Execution.

         Security Agreement may be executed in several counterparts each of which together shall constitute one and the same agreement.



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         12.      Defeasance Clause.

         If the Debtor shall pay the Note secured by this Agreement and perform the other Obligations, then this Agreement and the security interest in the Collateral granted hereby shall be void and terminated and Secured Party agrees to execute such documents and do such acts as are necessary to release and terminate such liens.

         IN WITNESS WHEREOF, the undersigned have caused this Security Agreement to be duly executed and delivered by their respective officers thereunto duly authorized, at Cincinnati, Ohio on the day and year first above written.

WITNESSES:
                                                 CAFE ODYSSEY, INC., a Minnesota
                                                 corporation
                                                 Debtor

/s/ Mark J. Weber                                By:  /s/ Stephen D. King
                                                      Stephen D. King, Chairman
/s/ Sharon K. Spencer

                                                 THE PROVIDENT BANK
                                                 Secured Party

/s/ Mark J. Weber                                By:  /s/ Kevin Ward
                                                      Kevin Ward, Vice President
/s/ Sharon K. Spencer





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                                   EXHIBIT "A"

                                   COLLATERAL

         All of the following property, but only to the extent that the same is situated on the real property more particularly described in Exhibit B.

         (i) all of the accounts, accounts receivable, chattel paper, contract rights, documents, equipment, fixtures, general intangibles, instruments, inventory, property, franchise rights, trademarks, tradenames, patents, copyrights, licenses and permits, license agreements, intellectual property rights and all other assets, goods and personal property of the Debtor, whether tangible or intangible, or whether now owned or hereafter acquired by the Debtor;

         (ii) all proceeds and products of any of the foregoing in whatever form, including cash, negotiable instruments and other evidences of indebtedness, chattel paper, security agreements or other documents and all rights of the Debtor in, to and under all leases and rental agreements relating to the foregoing;

         (iii) all of the right, title and interest of the Debtor in and to all goods or other property represented by or securing any of the accounts receivable, including all goods that may be reclaimed or repossessed from or returned by an account debtor;

         (iv) all of the rights of the Debtor as an unpaid seller, including stoppage in transit, detinue and reclamation;

         (v) all additional amounts due to Debtor from any account debtor, irrespective of whether such additional amounts have been specifically assigned to Secured Party;

         (vi) all guaranties, or other agreements or property securing or relating to any of the items referred to in (i) above, or acquired for the purpose of securing and enforcing any of such items;

         (vii) all instruments, documents, securities, cash, property, deposit accounts (including but not limited to deposits made to any cash collateral account), and the proceeds of any of the foregoing, owned by the Debtor or in which Debtor has an interest, which are now or may hereafter be in the possession or control of Secured Party or in transit by mail or carrier to or from Secured Party, or in possession of any third party acting on behalf of Secured Party, without regard to whether Secured Party received same in pledge, for safekeeping, as agent for collection or transmission or otherwise or whether Secured Party had conditionally released the same;

         (viii) all ledger sheets, files, records, documents, blueprints, drawings and instruments (including, without limitation, computer programs, tapes and related electronic data processing software) evidencing an interest in or relating to the Debtor;

         (ix) all proceeds and products of the collateral described above, including without limitation, all claims against third parties for damage to or loss or destruction of any of the foregoing, including proceeds, accounts, contract rights, chattel paper and general intangibles arising out of any sale, lease or other disposition of any of the foregoing; and

         (x) any other collateral security granted to Secured Party from time to time.